EXHIBIT 99.4
                                     FORM OF
                   RESTRICTED STOCK UNIT CONFIRMING MEMORANDUM
                         GRANT OF RESTRICTED STOCK UNIT
                     Private & Confidential (Addressee Only)

Name:
Division:
Location:

We are pleased to advise you that Analog Devices, Inc., a Massachusetts corporation (the "Company"), has granted to you Restricted Stock Units ("RSUs") on the terms and conditions set forth below (the "Award"). This Award reflects the Company's confidence in your commitment and contributions to the success and continued growth of the Company.


1.   Restricted Stock Unit Award.

     This memorandum confirms that, subject to the terms and conditions of the Analog Devices, Inc. 2006 Stock Incentive Plan (the "Plan"), the Company has granted to you (the "Participant"), effective on the Date of Grant set forth below, that number of RSUs set forth below:

         Date of Grant:                             xx/xx/xx

         Number of RSUs:                             x,xxx

         Vesting Schedule:

     Each one (1) RSU shall, if and when it vests in accordance with this Award, automatically convert into one (1) share of common stock, $0.16 2/3 par value, of the Company ("Common Stock") issuable as provided below. The RSUs are subject to the vesting provisions set forth in Section 2, the restrictions on transfer set forth in Section 3 and the right of the Company to retain Shares (as defined below) pursuant to Section 7.

2.   Vesting and Conversion.

     (a) Subject to the terms of the Plan and this Award, the RSUs shall vest in accordance with the schedule set forth in Section 1. For purposes of this Award, RSUs that have not vested as of any particular time in accordance with this
Section 2(a), are referred to as "Unvested RSUs." The shares of Common Stock that are issuable upon the vesting and conversion of the RSUs are referred to in this Award as "Shares". As soon as administratively practicable after the issuance of any Shares upon the vesting and conversion of RSUs, and subject to the terms and conditions set forth herein, the Company shall deliver or cause to be delivered evidence (which may include a book entry by the Company's transfer agent) of the Shares so issued in the name of the Participant to the brokerage firm designated by the Company to maintain the brokerage account established for the Participant. Notwithstanding the foregoing, the Company shall not be obligated to issue Shares to or in the name of the Participant upon the vesting and conversion of any RSUs unless the issuance of such Shares shall comply with all relevant provisions of law and other legal requirements including, without limitation, any applicable securities laws and the requirements of any stock exchange upon which shares of Common Stock may then be listed.


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     (b) In the event that the Participant's employment with the Company is terminated either by the Participant or by the Company for any reason or no reason (other than due to death or disability, each as provided below), then in each such case, all of the Unvested RSUs as of the date of termination shall terminate and be cancelled immediately and automatically and the Participant shall have no further rights with respect to such Unvested RSUs.

     (c) In the event that the Participant's employment with the Company is terminated by reason of the Participant's death, all Unvested RSUs shall vest in full as of the date of his or her death.

     (d) In the event that the Participant's employment with the Company terminates due to disability (as determined by the Company), the Unvested RSUs as of the date of his or her disability shall continue to vest in accordance with the original vesting schedule as if the Participant continued to be employed by the Company.

     (e) For purposes of this Award, employment with the Company shall include employment with any direct or indirect parent or subsidiary of the Company, or any successor to the Company or any such parent or subsidiary of the Company.

3.   Restrictions on Transfer.

     (a) The Participant shall not sell, assign, transfer, pledge or otherwise encumber any RSUs, either voluntarily or by operation of law, except by will or the laws of descent and distribution.

     (b) The Company shall not be required (i) to transfer on its books any of the RSUs which have been transferred in violation of any of the provisions set forth herein or (ii) to treat as the owner of such RSUs any transferee to whom such RSUs have been transferred in violation of any of the provisions contained herein.

4.   Not a Shareholder.

     The RSUs represent an unfunded, unsecured promise by the Company to deliver Shares upon vesting and conversion of the RSUs, and until vesting of the RSUs and issuance of the Shares, the Participant shall not have any of the rights of a shareholder with respect to the Shares underlying the RSUs. For the avoidance of doubt, the Participant shall have no right to receive any dividends with respect to the Shares underlying the RSUs for which the record date is on or before the date on which the Shares underlying the RSUs are issued to the Participant.

5.   Provisions of the Plan.

     The RSUs and Shares, including the grant and issuance thereof, are subject to the provisions of the Plan. A copy of the Plan prospectus and brochure describing the principal features of the Plan is available on the Company's Intranet at www.analog.com/employee (from Signals home page, click Knowledge Centers, Employee Stock Programs. The related documents can be found in the right-hand column).


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6.   Consideration. Any Shares that are issued and any cash payment that is delivered, in either case upon settlement of the RSUs pursuant to this Award, will be in consideration of the Participant's entering into employment with the Company and/or his continued employment with the Company, which consideration is deemed sufficient.

7.   Withholding Taxes.

     (a) The Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind (including payroll and social security taxes) required by law to be withheld with respect to the award of the RSUs to the Participant, the vesting of the RSUs or the issuance of the Shares. Upon the vesting of the RSUs and issuance of the Shares, the Company may retain that number of whole Shares valued at their Fair Market Value on the date of the event creating such withholding obligation (which shall equal the closing price of the Common Stock on the New York Stock Exchange on such date or, if such date is not a trading date, on the next following trading date) as is sufficient in the opinion of the Company to satisfy such tax obligations. In the event the withholding tax obligation would result in a fractional number of shares to be withheld by the Company, such number of shares to be withheld shall be rounded up to the next nearest number of whole shares. The Participant shall have no further rights with respect to any Shares that are retained by the Company pursuant to this provision. Under no circumstances will the Company be required to issue any fractional shares. If, due to rounding of Shares, the value of the number of Shares retained by the Company pursuant to this provision is more than the amount required to be withheld, then the Company may pay such excess amount to the relevant tax authority as additional withholding with respect to the Participant.

     (b) Notwithstanding the provisions of Section 7(a) above, the Compensation Committee of the Board of Directors of the Company may, in its discretion, require that the Participant pay to the Company on or prior to the date of the event creating such withholding obligation an amount in cash adequate to satisfy the Company's withholding obligations described in Section 7(a) above instead of through the Company's retention of Shares in the manner provided in Section 7(a) above. Alternatively, the Compensation Committee of the Board of Directors of the Company may, in its discretion, elect to sell any such retained Shares for the account of the Participant in order to generate net proceeds that are sufficient to satisfy such tax withholding obligations and such proceeds shall be retained by the Company for such purposes. In the event of such election, the Company, or its designee, is authorized to effect such sales for the Participant's account.

     (c) The Participant is urged to review with the Participant's own legal and tax advisors the federal, state, local and other tax consequences of this grant and the transactions contemplated herein. The Participant should rely solely on such advisors and not on any statements or representations of the Company or any of its agents. The Participant (and not the Company) shall be responsible for the Participant's own tax liability that may arise as a result of this grant or the transactions contemplated herein.


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8.   Option of Company to Deliver Cash.

     Notwithstanding any of the other provisions of this Award, at the time the RSUs vest, the Company may elect, in the sole discretion of the Compensation Committee of the Board of Directors, to deliver by wire transfer to the Participant in lieu of Shares an equivalent amount of cash (determined by reference to the closing price of the Common Stock on the New York Stock Exchange on the applicable vesting date). If the Company elects to deliver cash to the Participant, the Company is authorized to retain such amount as is sufficient in the opinion of the Company to satisfy the tax withholding obligations of the Company.

9.   Miscellaneous.

     (a) No Rights to Employment. The vesting of the RSUs pursuant to Section 2 hereof is earned only by satisfaction of the performance conditions, if any, and continuing service as an employee at the will of the Company (not through the act of being hired or engaged or being granted the RSUs hereunder). The transactions contemplated hereunder and the vesting schedule set forth herein do not constitute an express or implied promise of continued engagement as an employee or otherwise for the vesting period, for any period, or at all.

     (b) Severability. The invalidity or unenforceability of any provision of this Award shall not affect the validity or enforceability of any other provision of this Award, and each other provision of this Award shall be severable and enforceable to the extent permitted by law.

     (c) Waiver. Any provision for the benefit of the Company contained in this Award may be waived, either generally or in any particular instance, by the Compensation Committee of the Board of Directors of the Company.

     (d) Binding Effect. This Award shall be binding upon and inure to the benefit of the Company and the Participant and their respective heirs, executors, administrators, legal representatives, successors and assigns, subject to the restrictions on transfer set forth in Section 3 of this Award.

     (e) Notice. Each notice relating to this Award shall be in writing (which shall include electronic form) and delivered in person, electronically or by first class mail, postage prepaid, to the address as hereinafter provided. Each notice shall be deemed to have been given on the date it is received. Each notice to the Company shall be addressed to it at its offices at Analog Devices, Inc., One Technology Way, Norwood, Massachusetts, 02062, Attention: Chief Financial Officer. Each notice to the Participant shall be addressed to the Participant at the Participant's last known mailing or email address, as applicable, on the records of the Company.

     (f) Pronouns. Whenever the context may require, any pronouns used in this Award shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     (g) Entire Agreement. This Award and the Plan constitute the entire understanding between the parties, and supersede all prior agreements and understandings, relating to the subject matter of these documents.


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     (h) Governing Law. This Award shall be construed, interpreted and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to any applicable conflicts of laws.

     (i) Interpretation. The interpretation and construction of any terms or conditions of this Award or the Plan, or other matters related to the Plan, by the Compensation Committee of the Board of Directors of the Company shall be final and conclusive.

     (j) Participant's Acceptance. The Participant is urged to read this Award carefully and to consult with his or her own legal counsel regarding the terms and consequences of this Award and the legal and binding effect of this Award. By virtue of his or her acceptance of this Award, the Participant is deemed to have accepted and agreed to all of the terms and conditions of this Award and the provisions of the Plan.

     (k) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any non-cash distribution to holders of Common Stock, the number of RSUs, and Shares issuable upon vesting and conversion thereof shall be appropriately adjusted in such manner as shall be determined by the Compensation Committee of the Board of Directors of the Company.

     (l) Amendment. This Award may be amended or modified only by a written instrument executed by both the Company and the Participant.


/s/ Ray Stata                                        /s/ Jerald Fishman
---------------------                                ------------------
Ray Stata                                            Jerald Fishman
Chairman of the Board                                President & CEO


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